                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)        AUGUST 12, 1996
                                                            ---------------

                                 FIRST USA BANK
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         (AS SERVICER ON BEHALF OF FIRST USA CREDIT CARD MASTER TRUST)



         DELAWARE                     33-99362                 76-0039224
- ----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation or                                  Identification Number)
       organization)


201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                     19801
- --------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


                302/594-4117
- --------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
- --------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.   Other Events

     Pursuant to the terms of the related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of July 1 through July 31, 1996 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.

            Original Principal  Original Principal     Pooling and
                Amount               Amount         Servicing Supplement                 Interest    Principal
 Series        (Class A)            (Class B)              Date           Interest Type   Payment     Payment
 1992-1         308,000,000         42,000,000      September 1, 1992         Fixed         yes         yes
 1993-1         500,000,000                  -      May 1, 1993              Floating       yes         no
 1993-2         500,000,000                  -      October 1, 1993          Floating       yes         no
 1993-3         750,000,000                  -      October 1, 1993          Floating       yes         no
 1994-3         532,350,000         34,650,000      June 1, 1994             Floating       yes         no
 1994-4         726,450,000         56,550,000      June 1, 1994             Floating       yes         no
 1994-5         500,000,000         39,160,000      July 30, 1994            Floating       yes         no
 1994-6         750,000,000         58,380,000      July 30, 1994            Floating       yes         no
 1994-7         750,000,000         58,735,000      November 8,1994          Floating       yes         no
 1994-8         500,000,000         39,157,000      November 8, 1994         Floating        *          no
 1995-1       1,000,000,000         78,300,000      March 1, 1995            Floating       yes         no
 1995-2         660,000,000         51,700,000      March 1, 1995            Floating       yes         no
 1995-3         830,000,000         65,000,000      May 16, 1995             Floating       yes         no
 1995-4         750,000,000         67,770,000      September 14, 1995       Floating       yes         no
 1995-5         500,000,000         45,180,000      September 14, 1995       Floating       yes         no
 1995-6       1,245,000,000        112,500,000      December 7, 1995         Floating       yes         no
 1996-1         750,000,000         67,770,000      March 6, 1996            Floating       yes         no
 1996-2         600,000,000         54,300,000      June 4, 1996             Floating       yes         no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments on the February, May, August and November Payment Dates.


     The 1992-1 Certificates, 1993-1 Certificates, 1993-2 Certificates,
1993-3 Certificates, 1994-3 Certificates, 1994-4 Certificates, 1994-5 Certificates, 1994-6 Certificates, 1994-7 Certificates, 1994-8 Certificates, 1995-1 Certificates, 1995-2 Certificates, 1995-3 Certificates, 1995-4 Certificates, 1995-5 Certificates, 1995-6 Certificates, 1996-1 Certificates, and 1996-2 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.01, 99.02, 99.03, 99.04, 99.05, 99.06, 99.07, 99.08, 99.09,
99.10, 99.11, 99.12, 99.13, 99.14, 99.15, 99.16, 99.17, and 99.18 to this report.

Item 7.   Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1992-1 Certificates.

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-1 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-2 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-3 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-3 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-4 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-5 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-7 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-8 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-1 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-3 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-4 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-5 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-6 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-1 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRST USA BANK
                                    As Servicer



                                    By: /s/ W. TODD PETERSON
                                       -----------------------------------
                                        W. Todd Peterson
                                        Vice President



Date:  August 26, 1996
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